SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: June 23, 2000
(Date of earliest event reported)



                    Residential Asset Mortgage Products, Inc.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                         333-91561                     41-1955181
--------                         ---------                  -------------
(State or Other Juris-          (Commission                  (I.R.S. Employer
diction of Incorporation)      File Number)               Identification No.)


 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota           55437
------------------------------------------------------------------------------
            (Address of Principal Executive Office)                 (Zip Code)


        Registrant's telephone number, including area code:(612) 832-7000

Item 5. Other Events.

               On June 28, 2000, the Registrant will cause the issuance and sale of Mortgage Asset- Backed Pass-Through Certificates, Series 2000-RS2, Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-II, Class SB-I, Class SB-II, Class R-I, Class R-II and Class R-III (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of June 1, 2000, among the Registrant, Residential Funding Corporation, as Master Servicer and Bank One, National Association, as Trustee.

               In connection with the sale of the Series 2000-RS2, Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4 and Class A-II Certificates (the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc. and Residential Funding Securities Corporation (the "Underwriters"), that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-91561, which Computational Materials are being filed manually as exhibits to this report.

               The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

               The Computational Materials consist of the pages that appear after the Form SE cover sheet and the page headed "NOTICE".

               The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

               In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


        (a)    Financial Statements.

                Not applicable.

        (b)    Pro Forma Financial Information.

               Not applicable.

        (c)    Exhibits



                           Item 601(a) of
                           Regulation S-K
Exhibit No.                Exhibit No.                 Description
-----------                -----------                 -----------
            1                          99              Computational Materials

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                                   RESIDENTIAL ASSET MORTGAGE
                                                   PRODUCTS, INC.

                                                   By:  /s/Julie Steinhagen
                                                   Name:  Julie Steinhagen
                                                   Title: Vice President




Dated: June 23, 2000

                                  EXHIBIT INDEX


              Item 601 (a) of                           Sequentially
Exhibit       Regulation S-K                            Numbered
Number        Exhibit No.            Description         Page

1             99              Computational Materia    Filed Electronically

                                     EXHIBIT

--------------------------------------------------------------------------------

                                      BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.


BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO         245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                          New York, N.Y. 10167
LONDON o PARIS o TOKYO                                  (212) 272-2000;
                                                         212) 272-7294   fax

--------------------------------------------------------------------------------






New Issue Computational Materials



$277,531,000 (Approximate)
Mortgage Asset-Backed Pass-Through Certificates,
Series 2000-RS1


Residential Asset Mortgage Products, Inc.
Depositor

RAMP Series 2000-RS1 Trust
Issuer

Residential Funding Corporation
Seller and Master Servicer




June 14, 2000

BEAR STEARNS                                           BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO        245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                         New York, N.Y. 10167
LONDON o PARIS o TOKYO                                (212) 272-2000;
                                                      (212) 272-7294   fax

-------------------------------------------------------------------------------


STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

Residential Funding Corporation
RAMP 2000-RS2
Computational Materials: Preliminary Term Sheet  (Page 1 of 8)
-------------------------------------------------------------------------------

                                  $277,531,000
                 (Class sizes will be subject to a 5% variance)

Issuer:                             RAMP Series 2000-RS2 Trust (the "Trust")

Depositor:                          Residential  Asset Mortgage  Products,  Inc., an affiliate of RFC.

Seller:                             Residential  Funding  Corporation (the "Seller" or "RFC"),
                                    an  indirect,  wholly-owned  subsidiary  of GMAC  Mortgage
                                    Group, Inc.
Underwriters:
   Class A-I Certificates:                  Bear, Stearns & Co. Inc.
   Class A-II Certificates:         Bear, Stearns & Co. Inc.;  Residential  Funding Securities
Corporation

Certificate Insurer:                Ambac Assurance Corporation ("Ambac")

Master  Servicer:                   Residential  Funding  Corporation  (the "Master  Servicer"
                                    or "RFC"),  an  affiliate  of the Seller and an  indirect, wholly-owned subsidiary of GMAC Mortgage Group, Inc.

Special Servicer:                   RFC's Asset  Resolution  Division  ("ARD"),  a division of
                                    HomeComings Financial Network,  Inc.  ("HomeComings") will act as Special  Servicer  with  respect  to  approximately
                                    67.01%   of   the   Fixed   Rate   Mortgage    Loans   and
                                    approximately  78.15%  of  the  Adjustable  Rate  Mortgage
                                    Loans,   if  and  when   they   become  90  days  or  more
                                    delinquent.  HomeComings is a  wholly-owned  subsidiary of
                                    RFC.  The  remaining   Fixed  Rate  and  Adjustable   Rate
                                    Mortgage  Loans are being  subserviced  by other  entities as of  the  Cut-Off  Date.  ARD  was  awarded  a  "Special
                                    Servicer"  designation  from  Standard  & Poor's and Fitch
                                    IBCA, Inc. in March 1999.

Characteristics of the Certificates (a), (b), (c), (d)

------------- ------- ------------ ----------- -------- -------- --------- ---------- --------------
                         Original              Avg      PrincipalPrincipal Final
Offered         Loan    Principal               Life    Lockout   Window     Sch.        Ratings
Certificates   Group    Balance**    Coupon    to Call  (months) (months)  Maturity    (S&P/Fitch)
                                               (years)                       Date
------------- ------- ------------ ----------- -------- -------- --------- ---------- --------------

Option I
  Class         I     $41,985,000  Floating     1.00    None       25      [7/25/14]    AAA / AAA
A-I-1                                 (e)
  Class         I      26,155,000  Fixed (g)    3.00     24        24      [6/25/19]    AAA / AAA
A-I-2
  Class         I      21,216,000  Fixed (g)    5.00     47        27      [7/25/23]    AAA / AAA
A-I-3
  Class         I      43,961,000  Fixed (g)    8.76     73        44      [6/25/30]    AAA / AAA
A-I-4
  Class A-II    II    144,214,000  Floating     2.80    None      117      [6/25/30]    AAA / AAA
                                      (f)
Option II
  Class A-I     I     $133,317,000 Fixed (g)    4.59    None      117      [6/25/30]    AAA / AAA
  Class A-II    II    144,214,000  Floating     2.80    None      117      [6/25/30]    AAA / AAA
                                      (f)
------------- ------- ------------ ----------- -------- -------- --------- ---------- --------------

         ** Bond balances subject to a 5% variance.
Notes:
(a)    Pricing  Prepayment  Speed  Assumption:  15% CPR (Fixed  Rate  Mortgage  Loans);  28% CPR
       (Adjustable Rate Mortgage Loans).
(b)    Transaction priced to 10% clean-up call.
(c)    100% P&I guaranty by Ambac.
(d)    The coupon on the Class A-I-4 Certificates will increase by 0.50% and the margin on the Class A-II  Certificates  will  double if the 10%  clean-up call is not exercised.
(e)    One-Month LIBOR plus 0._ % per annum, subject to the Net WAC Cap Rate.
(f)    The lesser of (i) One-Month  LIBOR plus 0._ % per annum (prior to the Step-Down Date) and
       (ii) 14%, subject to the Net WAC Cap Rate.
(g)    Subject to the Net WAC Cap Rate.



Residential Funding Corporation
RAMP 2000-RS2
Computational Materials: Preliminary Term Sheet  (Page 2 of 8)
--------------------------------------------------------------------------------

Trustee:                            Bank One, National Association.

Custodian:                          Norwest Bank Minnesota, National Association.

The Certificates:                   The  Trust   will   issue   several   classes   of  senior
                                    Certificates  (namely,  the Class A-I-1 Certificates,  the
                                    Class A-I-2  Certificates,  the Class A-I-3  Certificates,
                                    and the Class A-I-4 Certificates  (together,  the "Group I
                                    Certificates")  and the Class A-II Certificates  (together
                                    with   the   Group   I   Certificates,    the   "Class   A
                                    Certificates"))  and  multiple  subordinated  and residual certificates  (the "Class SB Certificates"  and the "Class
                                    R  Certificates,"  respectively).  Neither  the  Class  SB
                                    Certificates   nor  the  Class  R  Certificates   will  be
                                    offered hereby.

Offering:                           The Class A  Certificates  will be issued  publicly from a shelf registration.

Form of Registration:               The Class A  Certificates  will be  issued  in  book-entry form through DTC, Clearstream and Euroclear.

Cut-off Date:                       As of June 1, 2000.

Settlement Date:                    On or about June 28, 2000.

Distribution Date:                  The  25th  day of  each  month  (or  the  next  succeeding business day), commencing July 25, 2000.

Pass-Through Rate:                  With  respect  to the Class A-I  Certificates,  other than the  Class  A-I-1  Certificates,  the  lesser  of (a)  the related  Certificate  Rate per  annum  and (b) the Net WAC
                                    Cap  Rate.   Interest   will   accrue  on  the  Class  A-I
                                    Certificates,  other  than the Class  A-I-1  Certificates, during  the  month  prior  to the  month  of  the  related
                                    Distribution  Date (or from  the  Cut-off  Date to the end of  such  month  in the  case  of the  first  Distribution
                                    Date) on a 30/360-day basis.

                                    The   Pass-Through   Rate  on  Class   A-I-4
                                    Certificates  will  increase  by 0.50% after
                                    the Step-Up Date.  The "Step-Up Date" is the
                                    first    Distribution    Date    after   the
                                    Distribution  Date on which the current Pool
                                    Principal Balance declines to 10% or less of
                                    the original Pool  Principal  Balance of the
                                    aggregate Mortgage Loans.

                                    On each  Distribution  Date, the Class A-I-1
                                    Pass-Through Rate will be a per annum rate equal to One-Month LIBOR plus __% (the
                                    "Class  A-I-1  Margin"),  subject to the Net
                                    WAC Cap Rate. Interest will accrue on the Class A-I-1 Certificates on an actual/360 basis.





Residential Funding Corporation
RAMP 2000-RS2
Computational Materials: Preliminary Term Sheet  (Page 3 of 8)
-------------------------------------------------------------------------------
                                    On each  Distribution  Date,  the Class A-II
                                    Pass-Through  Rate will be a per annum  rate
                                    equal to the  lesser of (x) with  respect to
                                    any Distribution  Date which occurs prior to
                                    the Step-Up Date,  One-Month  LIBOR plus __%
                                    (the  "Class  A-II  Margin"),  and  for  any
                                    Distribution   Date  thereafter,   One-Month
                                    LIBOR plus 2.0 times the Class A-II  Margin,
                                    and  (y)  14%,  subject  to the  Net WAC Cap
                                    Rate. Interest will accrue on the Class A-II
                                    Certificates on an actual/360 basis.

Net                                 WAC   Cap   Rate:   With   respect   to  any
                                    Distribution   Date   and  the   Class   A-I
                                    Certificates     and    the    Class    A-II
                                    Certificates,  the  weighted  average of the
                                    Net  Mortgage  Rates of the Group I Mortgage
                                    Loans   and   Group   II   Mortgage   Loans,
                                    respectively.

Net Mortgage Rate:                  With  respect to any  mortgage  loan,  the  mortgage  rate
                                    thereon   minus  (i)  the   rates  at  which  the   master
                                    servicing  and  subservicing  fees  are  paid and (ii) the rates at which the  related  premium  for the  certificate guaranty  insurance  policy and the limited  reimbursement
                                    agreement  are  paid,   in  each  case,   expressed  as  a
                                    percentage  of  the  Stated   Principal   Balance  of  the
                                    mortgage loans in the related loan group.

Assets of the Trust:                On  the  Closing  Date,   the  assets  of  the  Trust  are
                                    expected to include:  (i) the Mortgage  Loans  (consisting of the Group I  Mortgage  Loans and the Group II  Mortgage
                                    Loans);  (ii)  such  assets  as  from  time  to  time  are identified  as deposited in respect of the Mortgage  Loans in the Custodial  Account and in the  Certificate  Account
                                    and  belonging to the Trust;  (iii)  property  acquired by foreclosure  of  such  Mortgage  Loans  or deed in lieu of
                                    foreclosure;   (iv)  any  applicable   Primary   Insurance
                                    Policies and standard hazard insurance  policies;  (v) the
                                    Policy;  (vi) the right to receive  amounts  received from any  additional  collateral  that has been assigned to the
                                    Trustee; and (vii) all proceeds of the foregoing.





Residential Funding Corporation
RAMP 2000-RS2
Computational Materials: Preliminary Term Sheet  (Page 4 of 8)
--------------------------------------------------------------------------------

Collateral Description:             On  the  Closing  Date,  the  assets  of  the  Trust  will consist of 1,213  fixed-rate  mortgage loans (the "Group I
                                    Mortgage  Loans" or the "Fixed Rate Mortgage  Loans") with an aggregate  principal  balance of $133,317,102 as of the
                                    Cut-off Date and 986  adjustable-rate  mortgage loans (the
                                    "Group  II  Mortgage  Loans"  or  the   "Adjustable   Rate
                                    Mortgage  Loans") with an aggregate  principal  balance of
                                    $144,214,204  as of the  Cut-off  Date,  and the  mortgage notes relating thereto (as described more fully herein).

                                    The Mortgage Loans were underwritten to a wide variety of underwriting standards under several different programs, as more fully described in the Prospectus Supplement. The
                                    Group I and Group II Mortgage Loans will consist of the following subgroups:

                                    ------------------------------ --------------- -------------

                                    ------------------------------ --------------- -------------
                                    Seasoned Loans                     23.72%         58.95%
                                    ------------------------------ --------------- -------------
                                    ------------------------------ --------------- -------------
                                    Program Violation Loans            72.18%         35.49%
                                    ------------------------------ --------------- -------------
                                    ------------------------------ --------------- -------------
                                    Re-Performing Loans                4.11%          5.62%
                                    ------------------------------ --------------- -------------

----------------------------------------------------------------------------------------------
                                    Seasoned  Loans:  Loans  that  are  seasoned
                                    longer  than 13 months.  They are  typically
                                    not purchased through RFC's standard conduit
                                    guidelines  due  to  the  need  to  rely  on
                                    origination   information   related  to  the
                                    mortgagor's  credit and the property  value.
                                    Seasoned   loans  may  also  include   loans
                                    previously  securitized,  where the optional
                                    termination has been exercised.

                                    Program    Violations:    Loans   that   are
                                    exceptions   to   standard   Agency  or  RFC
                                    guidelines.   Program   Violations   can  be
                                    further   segmented  into  either  technical
                                    program error or a fundamental  violation. A
                                    technical  error is  defined  as a loan that
                                    did not meet a specific  program  parameter,
                                    such as  origination of an uninsured 90% LTV
                                    targeted for a secondary program  specifying
                                    a maximum  80% LTV, a higher ARM margin than
                                    that  required by a particular  program or a
                                    contractual  delinquency  of 30-89  days.  A
                                    fundamental  violation is one that describes
                                    violations   of   general   lending   and/or
                                    secondary  market  standards and  practices,
                                    such as document deficiencies.

                                    Re-Performing   Loans:  Loans  that  have  a
                                    default history and are  characterized as at
                                    least  90  days   delinquent   because   the
                                    borrower still has prior scheduled principal
                                    due.  However,   the  loans  are  considered
                                    Re-Performing  because the borrower has made
                                    at least three aggregate  scheduled payments
                                    in the last three months.



Residential Funding Corporation
RAMP 2000-RS2
Computational Materials: Preliminary Term Sheet  (Page 5 of 8)
-------------------------------------------------------------------------------

Priority of Distributions:          On  each   Distribution   Date,   amounts   available  for
                                    distribution  will be allocated in the following  order of priority:

1.      To pay accrued interest due on the Class A Certificates;
2.      To pay  principal to the holders of the Class A Certificates in an amount equal to scheduled principal and principal prepayments
                                        received or advances in respect of the related
                                        Mortgage Loans;
3.      To pay as principal to the Class A Certificates an amount necessary to cover Realized
                                        Losses on the related Mortgage Loans;
4.      To pay permitted reimbursements to the Certificate Insurer for prior draws on the
                                        Policy;
5.      To pay as additional principal on the Class A Certificates, the amount necessary to bring the amount of overcollateralization up to the
                                        Required Overcollateralization Amount;
6.      To pay prepayment interest shortfalls on the Class A Certificates; and
7.      To pay any Group I and Group II Basis Risk Shortfall Amounts to the Class A-I-1 and
                                        A-II Certificates, respectively;
8.      To the holders of the Class SB Certificates and the Class R Certificates, any
                                        remaining Excess Cash Flow.

Principal Distributions:            The principal distribution amount with respect to the
                                    Group I Mortgage Loans will be distributed to the Class
                                    A-I-1, Class A-I-2, Class A-I-3 and Class A-I-4
                                    Certificates, in that order, until paid in full.  The
                                    principal distribution amount with respect to the Group
                                    II Mortgage Loans will be distributed to the Class A-II
                                    Certificates until paid in full.
Basis Risk Shortfall
Carry-Forward                       Amount:    The   "Basis    Risk    Shortfall
                                    Carry-Forward   Amount"   is  equal  to  the
                                    aggregate  amount of Basis Risk Shortfall on
                                    such  Distribution  Date,  plus  any  unpaid
                                    Basis Risk Shortfall from prior Distribution
                                    Dates,  plus interest  thereon to the extent
                                    previously unreimbursed.

                                    On any Distribution  Date on which the Class
                                    A-I-1 Certificates receive interest based on
                                    the Net WAC Cap  Rate,  "Group I Basis  Risk
                                    Shortfall"  is equal to the excess,  if any,
                                    of (a) accrued  certificate  interest on the
                                    Class A-I-1 Certificates calculated pursuant
                                    to  the  lesser  of  (i)  clause  (x) of the
                                    definition of Pass-Through  Rate thereof and
                                    (ii)  10%  over  (b)   accrued   certificate
                                    interest  on the  Class  A-I-1  Certificates
                                    calculated pursuant to the Net WAC Cap Rate.
                                    Basis   Risk    Shortfall   will   only   be
                                    recoverable  from Net  Monthly  Excess  Cash
                                    Flow, and not from the Policy or otherwise.




Residential Funding Corporation
RAMP 2000-RS2
Computational Materials: Preliminary Term Sheet  (Page 6 of 8)
-------------------------------------------------------------------------------

                                    On any Distribution  Date on which the Class
                                    A-II Certificates  receive interest based on
                                    the Net WAC Cap Rate,  "Group II Basis  Risk
                                    Shortfall"  is equal to the excess,  if any,
                                    of (a) accrued  certificate  interest on the
                                    Class A-II Certificates  calculated pursuant
                                    to  the  lesser  of  (i)  clause  (x) of the
                                    definition of Pass-Through  Rate thereof and
                                    (ii)  14%  over  (b)   accrued   certificate
                                    interest  on  the  Class  A-II  Certificates
                                    calculated pursuant to the Net WAC Cap Rate.
                                    Basis   Risk    Shortfall   will   only   be
                                    recoverable  from Excess Cash Flow,  and not
                                    from the Policy or otherwise.

Stepdown Date:                      The Stepdown Date is the  Distribution  Date  occurring on the later of:

(1)     the 31st Distribution Date (or January 2003); and
(2)                                         the first Distribution Date on which
                                            the current Pool  Principal  Balance
                                            has been  reduced to an amount equal
                                            to   50%  of   the   original   Pool
                                            Principal Balance.

Allocation of Losses:               Realized Losses with respect to each Mortgage Loan Group
                                    will be covered as follows:

1.      By the amount of Excess Cash Flow available;
2.      By decreasing the amount of overcollateralization in the Trust.

                                    To  the  extent  not  covered  as  described
                                    above, Realized Losses on the Mortgage Loans
                                    will   be   allocated   to   the   Class   A
                                    Certificates  related to that  Mortgage Loan
                                    Group.  Any such loss will be covered by the
                                    Policy.

Advancing:                          The  Master   Servicer   will  be   obligated  to  advance
                                    delinquent    principal    and   interest    through   the
                                    liquidation of REO or until deemed unrecoverable.




Residential Funding Corporation
RAMP 2000-RS2
Computational Materials: Preliminary Term Sheet  (Page 7 of 8)
----------------------------------------------------------------------------------------------

Credit Enhancement:                 Credit  enhancement with respect to the Certificates  will
                                    be    provided    by   (1)   excess    cash   flow,    (2)
                                    overcollateralization, and (3) the Policy.

                                    Excess Cash Flow:  The  interest  due on the
                                    Mortgage  Loans is generally  expected to be
                                    higher   than  the   interest   due  on  the
                                    Certificates  and other fees and expenses of
                                    the Trust,  thus  creating  excess  interest
                                    collections ("Excess Cash Flow"), which will
                                    be  available to fund  distributions  on the
                                    Certificates,     commencing     with    the
                                    Distribution   Date  in  August  2000.  Such
                                    amount  can  vary  over  time  based  on the
                                    prepayment  and  default  experience  of the
                                    Mortgage Loans. On each  Distribution  Date,
                                    excess spread that arises during the related
                                    collection period will be available to cover
                                    losses  and build  overcollateralization  on
                                    such Distribution Date.

                                    Overcollateralization:      The      initial
                                    overcollateralization  amount  will be equal
                                    to  0.00%  of the  Original  Pool  Principal
                                    Balance  on the  Closing  Date.  Thereafter,
                                    excess spread will be applied, to the extent
                                    available,  to make accelerated  payments of
                                    principal to the Class A Certificates;  such
                                    application   will   cause   the   aggregate
                                    principal    balance    of   the   Class   A
                                    Certificates  to amortize  more rapidly than
                                    the    Mortgage    Loans,    resulting    in
                                    overcollateralization. Prior to the Stepdown
                                    Date,  the  "Required  Overcollateralization
                                    Amount," which will be a separate amount for
                                    each Mortgage  Loan Group,  will be equal to
                                    [1.00]%  of  the  original  Pool   Principal
                                    Balance  of the Group I  Mortgage  Loans and
                                    [1.00]%  of  the  original  Pool   Principal
                                    Balance of the Group II Mortgage  Loans.  On
                                    or after the Stepdown  Date,  the  "Required
                                    Overcollateralization    Amount"   will   be
                                    permitted,  subject to  certain  performance
                                    triggers being satisfied, to decrease to (a)
                                    [2.00]% of current Pool Principal Balance of
                                    the Group I  Mortgage  Loans,  subject  to a
                                    floor  of  0.50%   of  the   original   Pool
                                    Principal  Balance  of the Group I  Mortgage
                                    Loans,  and  (b)  [2.00]%  of  current  Pool
                                    Principal  Balance of the Group II  Mortgage
                                    Loans,  subject  to a floor  of 0.50% of the
                                    original Pool Principal Balance of the Group
                                    II    Mortgage    Loans.     The    Required
                                    Overcollateralization  Amount may be reduced
                                    in  the  future  with  the  consent  of  the
                                    Certificate Insurer.





Residential Funding Corporation
RAMP 2000-RS2
Computational Materials: Preliminary Term Sheet  (Page 8 of 8)
-------------------------------------------------------------------------------

                                    Ambac  Insurance  Policy:   Ambac  Assurance
                                    Corporation (the "Certificate Insurer") will
                                    unconditionally  and irrevocably  guarantee:
                                    (a)  timely  payment  of  interest,  (b) the
                                    amount of any losses  not  covered by excess
                                    spread or overcollateralization, and (c) the
                                    payment   of   principal   on  the  Class  A
                                    Certificates   by  no   later   than   their
                                    respective  final  scheduled  maturity  date
                                    (the "Policy").  The Policy is not revocable
                                    for any reason. In addition, the Certificate
                                    Insurer will be entitled to payments under a
                                    limited reimbursement agreement.

Compensating Interest:              The Master  Servicer  will be required  to cover  interest shortfalls  as a result of principal  prepayments  in full up to the  lesser of (a)  one-twelfth  of  0.125%  and (b)
                                    the  sum  of  the  Master  Servicing  Fee  payable  to the
                                    Master   Servicer  plus   reinvestment   income  for  such
                                    distribution date.

Minimum Denominations:              $25,000 and integral multiples of $1 in excess thereof.

Optional Call:                      The Master  Servicer  may, at its option,  effect an early redemption or termination  of the Class A Certificates  on the first  Distribution  Date after the Distribution  Date on which the current Pool  Principal  Balance  declines to
                                    10% or less of the  original  Pool  Principal  Balance  of the Mortgage Loans.

Tax Status:                         The  Trust  will  be   established  as  a  REMIC  for  tax
                                    purposes.

ERISA Eligibility: The Class A Certificates are not expected to be eligible for benefit plans that are subject to ERISA.

SMMEA Treatment: The Class A Certificates will not constitute "mortgage related securities" for purposes of SMMEA.



Residential Funding Corporation
RAMP 2000-RS2
Computational Materials: Information Relating to the Certificates  (Page 1 of 4)
----------------------------------------------------------------------------------------------


Characteristics of the Certificates (a), (b), (c), (d)

------------- ------- ------------ ----------- -------- -------- --------- ---------- --------------
                         Original              Avg      PrincipalPrincipal Final
Offered         Loan    Principal               Life    Lockout   Window     Sch.        Ratings
Certificates   Group    Balance**    Coupon    to Call  (months) (months)  Maturity    (S&P/Fitch)
                                               (years)                       Date
------------- ------- ------------ ----------- -------- -------- --------- ---------- --------------

Option I
Class A-I-1     I     $41,985,000  Floating     1.00    None       25      [7/25/14]    AAA / AAA
                                      (e)
Class A-I-2     I      26,155,000  Fixed (g)    3.00     24        24      [6/25/19]    AAA / AAA
Class A-I-3     I      21,216,000  Fixed (g)    5.00     47        27      [7/25/23]    AAA / AAA
Class A-I-4     I      43,961,000  Fixed (g)    8.76     73        44      [6/25/30]    AAA / AAA
Class A-II      II    144,214,000  Floating     2.80    None      117      [6/25/30]    AAA / AAA
                                      (f)

Option II
Class A-I       I     $133,317,000 Fixed (g)    4.59    None      117      [6/25/30]    AAA / AAA
Class A-II      II    144,214,000  Floating     2.80    None      117      [6/25/30]    AAA / AAA
                                      (f)
------------- ------- ------------ ----------- -------- -------- --------- ---------- --------------
         ** Bond balances subject to a 10% variance.
Notes:
(a)    Pricing  Prepayment  Speed  Assumption:  15% CPR (Fixed  Rate  Mortgage  Loans);  28% CPR
       (Adjustable Rate Mortgage Loans).
(b)    Transaction priced to 10% clean-up call.
(c)    100% P&I guaranty by Ambac.
(d)                                  The coupon on the Class A-I-4  Certificates  will  increase by 0.50% and the margin on the Class A-II Certificates will double if the 10%
        clean-up call is not exercised.
(e)    One-Month LIBOR plus 0._ % per annum, subject to the Net WAC Cap Rate.
(f)    The lesser of (i) One-Month  LIBOR plus 0._ % per annum (prior to the Step-Down Date) and
       (ii) 14%, subject to the Net WAC Cap Rate.
(g)    Subject to the Net WAC Cap Rate.


Class A-I-1 (to 10% Clean-up Call)
-----------------------------------------------------------------------------------------------
Prepayment Assumption (CPR):
    Fixed Rate Mortgage Loans               0%        8%      11%       15%      19%       23%
    Adjustable Rate Mortgage Loans          0%       14%      21%       28%      35%       42%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                          8.12      1.78     1.34      1.00     0.80      0.66
Modified Duration (years)
                                          5.71      1.59     1.22      0.93     0.74      0.62
First Principal Distribution           7/25/00   7/25/00  7/25/00   7/25/00  7/25/00   7/25/00
Last Principal Distribution            2/25/14   4/25/04  4/25/03   7/25/02  2/25/02  10/25/01
Principal Lockout (months)                   0         0        0         0        0         0
Principal Window (months)                  164        46       34        25       20        16
Illustrative Yield @ Par (30/360)       6.974%    6.974%   6.975%    6.976%   6.980%    6.979%
-----------------------------------------------------------------------------------------------


Class A-I-2 (to 10% Clean-up Call)
-----------------------------------------------------------------------------------------------
Prepayment Assumption (CPR):
    Fixed Rate Mortgage Loans               0%        8%      11%       15%      19%       23%
    Adjustable Rate Mortgage Loans          0%       14%      21%       28%      35%       42%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                         15.79      5.33     4.03      3.00     2.37      1.94
Modified Duration (years)
                                          8.65      4.17     3.31      2.57     2.07      1.73
First Principal Distribution           2/25/14   4/25/04  4/25/03   7/25/02  2/25/02  10/25/01
Last Principal Distribution            3/25/19   6/25/07 10/25/05   6/25/04  8/25/03   1/25/03
Principal Lockout (months)                 163        45       33        24       19        15
Principal Window (months)                   62        39       31        24       19        16
Illustrative Yield @ Par (30/360)       8.063%    7.997%   7.964%    7.917%   7.868%    7.817%
-----------------------------------------------------------------------------------------------
Residential Funding Corporation
RAMP 2000-RS2
Computational Materials: Information Relating to the Certificates  (Page 2 of 4)
----------------------------------------------------------------------------------------------



Class A-I-3 (to 10% Clean-up Call)
-----------------------------------------------------------------------------------------------
Prepayment Assumption (CPR):
    Fixed Rate Mortgage Loans               0%        8%      11%       15%      19%       23%
    Adjustable Rate Mortgage Loans          0%       14%      21%       28%      35%       42%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                         20.96      8.67     6.66      5.00     3.95      3.24
Modified Duration (years)
                                          9.73      5.99     4.95      3.95     3.25      2.74
First Principal Distribution           3/25/19   6/25/07 10/25/05   6/25/04  8/25/03   1/25/03
Last Principal Distribution            5/25/23  12/25/10  8/25/08   8/25/06  5/25/05   6/25/04
Principal Lockout (months)                 224        83       63        47       37        30
Principal Window (months)                   51        43       35        27       22        18
Illustrative Yield @ Par (30/360)       8.213%    8.179%   8.160%    8.132%   8.103%    8.072%
-----------------------------------------------------------------------------------------------



Class A-I-4 (to 10% Clean-up Call)
-----------------------------------------------------------------------------------------------
Prepayment Assumption (CPR):
    Fixed Rate Mortgage Loans               0%        8%      11%       15%      19%       23%
    Adjustable Rate Mortgage Loans          0%       14%      21%       28%      35%       42%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                         25.84     14.61    11.52      8.76     6.97      5.70
Modified Duration (years)
                                         10.20      8.08     7.09      5.95     5.06      4.35
First Principal Distribution           5/25/23  12/25/10  8/25/08   8/25/06  5/25/05   6/25/04
Last Principal Distribution           12/25/27  12/25/16  4/25/13   3/25/10  3/25/08  10/25/06
Principal Lockout (months)                 274       125       97        73       58        47
Principal Window (months)                   56        73       57        44       35        29
Illustrative Yield @ Par (30/360)       8.483%    8.469%   8.459%    8.444%   8.428%    8.410%
-----------------------------------------------------------------------------------------------



Class A-I-4 (to Maturity)
-----------------------------------------------------------------------------------------------
Prepayment Assumption (CPR):
    Fixed Rate Mortgage Loans               0%        8%      11%       15%      19%       23%
    Adjustable Rate Mortgage Loans          0%       14%      21%       28%      35%       42%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                         25.96     16.63    13.75     10.85     8.78      7.28
Modified Duration (years)
                                         10.22      8.47     7.65      6.65     5.80      5.09
First Principal Distribution           5/25/23  12/25/10  8/25/08   8/25/06  5/25/05   6/25/04
Last Principal Distribution            2/25/29   5/25/28  5/25/27  11/25/24  6/25/21   4/25/18
Principal Lockout (months)                 274       125       97        73       58        47
Principal Window (months)                   70       210      226       220      194       167
Illustrative Yield @ Par (30/360)       8.484%    8.495%   8.502%    8.507%   8.506%    8.502%
-----------------------------------------------------------------------------------------------





Residential Funding Corporation
RAMP 2000-RS2
Computational Materials: Information Relating to the Certificates  (Page 3 of 4)
----------------------------------------------------------------------------------------------



Class A-I (to 10% Clean-up Call)
-----------------------------------------------------------------------------------------------
Prepayment Assumption (CPR):
    Fixed Rate Mortgage Loans               0%        8%      11%       15%      19%       23%
    Adjustable Rate Mortgage Loans          0%       14%      21%       28%      35%       42%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                         17.51      7.80     6.07      4.59     3.64      2.98
Modified Duration (years)
                                          8.34      4.96     4.18      3.41     2.84      2.42
First Principal Distribution           7/25/00   7/25/00  7/25/00   7/25/00  7/25/00   7/25/00
Last Principal Distribution           12/25/27  12/25/16  4/25/13   3/25/10  3/25/08  10/25/06
Principal Lockout (months)                   0         0        0         0        0         0
Principal Window (months)                  330       198      154       117       93        76
Illustrative Yield @ Par (30/360)       8.276%    8.231%   8.211%    8.181%   8.149%    8.116%
-----------------------------------------------------------------------------------------------



Class A-I (to Maturity)
-----------------------------------------------------------------------------------------------
Prepayment Assumption (CPR):
    Fixed Rate Mortgage Loans               0%        8%      11%       15%      19%       23%
    Adjustable Rate Mortgage Loans          0%       14%      21%       28%      35%       42%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                         17.55      8.47     6.81      5.28     4.24      3.50
Modified Duration (years)
                                          8.34      5.10     4.38      3.65     3.10      2.67
First Principal Distribution           7/25/00   7/25/00  7/25/00   7/25/00  7/25/00   7/25/00
Last Principal Distribution            2/25/29   5/25/28  5/25/27  11/25/24  6/25/21   4/25/18
Principal Lockout (months)                   0         0        0         0        0         0
Principal Window (months)                  344       335      323       293      252       214
Illustrative Yield @ Par (30/360)       8.276%    8.247%   8.239%    8.224%   8.206%    8.184%
-----------------------------------------------------------------------------------------------



Class A-II (to 10% Clean-up Call)
-----------------------------------------------------------------------------------------------
Prepayment Assumption (CPR):
    Fixed Rate Mortgage Loans               0%        8%      11%       15%      19%       23%
    Adjustable Rate Mortgage Loans          0%       14%      21%       28%      35%       42%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                         19.37      5.57     3.80      2.80     2.17      1.74
Modified Duration (years)
                                          9.67      4.00     2.96      2.30     1.84      1.51
First Principal Distribution           7/25/00   7/25/00  7/25/00   7/25/00  7/25/00   7/25/00
Last Principal Distribution           12/25/27  12/25/16  4/25/13   3/25/10  3/25/08  10/25/06
Principal Lockout (months)                   0         0        0         0        0         0
Principal Window (months)                  330       198      154       117       93        76
Illustrative Yield @ Par (30/360)       7.105%    7.105%   7.105%    7.105%   7.105%    7.106%
-----------------------------------------------------------------------------------------------







Residential Funding Corporation
RAMP 2000-RS2
Computational Materials: Information Relating to the Certificates  (Page 4 of 4)
----------------------------------------------------------------------------------------------



Class A-II (to Maturity)
-----------------------------------------------------------------------------------------------
Prepayment Assumption (CPR):
    Fixed Rate Mortgage Loans               0%        8%      11%       15%      19%       23%
    Adjustable Rate Mortgage Loans          0%       14%      21%       28%      35%       42%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                         19.47      5.76     3.89      2.85     2.21      1.76
Modified Duration (years)
                                          9.68      4.05     2.99      2.32     1.86      1.53
First Principal Distribution           7/25/00   7/25/00  7/25/00   7/25/00  7/25/00   7/25/00
Last Principal Distribution           12/25/29   3/25/26  8/25/20   9/25/15  5/25/12  12/25/09
Principal Lockout (months)                   0         0        0         0        0         0
Principal Window (months)                  354       309      242       183      143       114
Illustrative Yield @ Par (30/360)       7.105%    7.108%   7.107%    7.108%   7.108%    7.109%
-----------------------------------------------------------------------------------------------


Residential Funding Corporation
RAMP 2000-RS2
Computational Materials: Group II Net WAC Cap Rate  (Page 1 of 1)
----------------------------------------------------------------------------------------------



        Distribution    Net WAC          Distribution   Net WAC         Distribution   Net WAC
   Month        Date    Cap (%)    Month         Date   Cap (%)    Month       Date    Cap (%)


       1     7/25/00      8.410       41     11/25/03    10.290       81    3/25/07     11.440

       2     8/25/00      8.140       42     12/25/03    10.640       82    4/25/07     10.330

       3     9/25/00      8.140       43      1/25/04    10.290       83    5/25/07     10.680

       4    10/25/00      8.730       44      2/25/04    10.290       84    6/25/07     10.340

       5    11/25/00      8.580       45      3/25/04    11.010       85    7/25/07     10.680

       6    12/25/00      8.870       46      4/25/04    10.300       86    8/25/07     10.340

       7     1/25/01      8.580       47      5/25/04    10.640       87    9/25/07     10.340

       8     2/25/01      8.580       48      6/25/04    10.300       88   10/25/07     10.690

       9     3/25/01      9.500       49      7/25/04    10.640       89   11/25/07     10.340

      10     4/25/01      8.620       50      8/25/04    10.300       90   12/25/07     10.690

      11     5/25/01      9.430       51      9/25/04    10.300       91    1/25/08     10.350

      12     6/25/01      9.130       52     10/25/04    10.650       92    2/25/08     10.350

      13     7/25/01      9.430       53     11/25/04    10.300       93    3/25/08     11.060

      14     8/25/01      9.130       54     12/25/04    10.650       94    4/25/08     10.350

      15     9/25/01      9.130       55      1/25/05    10.310       95    5/25/08     10.700

      16    10/25/01      9.430       56      2/25/05    10.310       96    6/25/08     10.360

      17    11/25/01      9.420       57      3/25/05    11.410       97    7/25/08     10.700

      18    12/25/01      9.740       58      4/25/05    10.310       98    8/25/08     10.360

      19     1/25/02      9.420       59      5/25/05    10.650       99    9/25/08     10.360

      20     2/25/02      9.420       60      6/25/05    10.310      100   10/25/08     10.710

      21     3/25/02     10.680       61      7/25/05    10.650      101   11/25/08     10.360

      22     4/25/02      9.650       62      8/25/05    10.310      102   12/25/08     10.710

      23     5/25/02     10.010       63      9/25/05    10.310      103    1/25/09     10.370

      24     6/25/02      9.690       64     10/25/05    10.660      104    2/25/09     10.370

      25     7/25/02     10.010       65     11/25/05    10.320      105    3/25/09     11.480

      26     8/25/02      9.690       66     12/25/05    10.660      106    4/25/09     10.370

      27     9/25/02      9.720       67      1/25/06    10.320      107    5/25/09     10.720

      28    10/25/02     10.040       68      2/25/06    10.320      108    6/25/09     10.380

      29    11/25/02      9.720       69      3/25/06    11.430      109    7/25/09     10.720

      30    12/25/02     10.350       70      4/25/06    10.320      110    8/25/09     10.380

      31     1/25/03     10.020       71      5/25/06    10.670      111    9/25/09     10.380

      32     2/25/03     10.020       72      6/25/06    10.320      112   10/25/09     10.730

      33     3/25/03     11.260       73      7/25/06    10.670      113   11/25/09     10.390

      34     4/25/03     10.170       74      8/25/06    10.330      114   12/25/09     10.740

      35     5/25/03     10.510       75      9/25/06    10.330      115    1/25/10     10.390

      36     6/25/03     10.270       76     10/25/06    10.670      116    2/25/10     10.390

      37     7/25/03     10.610       77     11/25/06    10.330      117    3/25/10     11.510

      38     8/25/03     10.270       78     12/25/06    10.670

      39     9/25/03     10.290       79      1/25/07    10.330

      40    10/25/03     10.630       80      2/25/07    10.330



Residential Funding Corporation
RAMP 2000-RS2
Computational Materials: Information Relating to the Collateral  (Page 1 of 17)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

Mortgage Loan Group I

             Total Number of Loans:                                             1,213
             Initial Principal Balance:                                  $133,317,102
             Average Loan Balance:                                           $109,907

             WA Loan Rate:                                                     9.542%
                Range of  Loan Rates:                              (6.125% - 18.375%)

             WA Remaining Term (months):                                          302
             WA Original Term (months):                                           320
             WA Seasoning (months):                                                18

             Credit Score:
                   WA                                                             649
                   < 640                                                       37.70%
                   640 - 679                                                   22.17%
                   680 - 719                                                   16.67%
                   >= 720                                                      18.63%
                   Not Available                                                4.84%

             CLTV:
                   WA                                                          77.87%
                   > 100%                                                       1.01%

             Geographic Concentration:                                    California:
                                                                               18.50%
             (Based on states representing at least                    Florida: 7.71%
              5% of the aggregate principal balance of                Illinois: 7.12%
             the
              Group I Mortgage Loans)                                    Texas: 5.70%

             First Liens:                                                      96.40%

             Percent with Prepayment Penalties:                                25.70%




Residential Funding Corporation
RAMP 2000-RS2
Computational Materials: Information Relating to the Collateral  (Page 2 of 17)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Mortgage Loan Group I

               Loan Rates

                Range of          Number of       Cut-Off Date     Percentage of
             Loan Rates (%)         Loans       Principal Balance    Loan Pool
           ----------------------------------------------------------------------
             6.000 to 6.499                  7            $688,531         0.52%
             6.500 to 6.999                  4           1,206,557         0.91%
             7.000 to 7.499                 20           5,300,336         3.98%
             7.500 to 7.999                 51           9,172,835         6.88%
             8.000 to 8.499                 70          13,516,872        10.14%
             8.500 to 8.999                154          29,525,418        22.15%
             9.000 to 9.499                137          19,724,706        14.80%
             9.500 to 9.999                149          15,838,735        11.88%
            10.000 to 10.499                71           6,920,440         5.19%
            10.500 to 10.999               105           8,713,838         6.54%
            11.000 to 11.499                74           6,145,359         4.61%
            11.500 to 11.999                88           5,279,635         3.96%
            12.000 to 12.499                39           2,150,579         1.61%
            12.500 to 12.999                61           3,473,982         2.61%
            13.000 to 13.499                30           1,328,213         1.00%
            13.500 to 13.999                43           1,407,332         1.06%
            14.000 to 14.499                14             471,277         0.35%
            14.500 to 14.999                45           1,113,230         0.84%
            15.000 to 15.499                15             407,609         0.31%
            15.500 to 15.999                22             544,629         0.41%
            16.000 to 16.499                 3              95,905         0.07%
            16.500 to 16.999                 7             137,209         0.10%
            17.000 to 17.499                 1              64,263         0.05%
            18.000 to 18.499                 3              89,612         0.07%
                                -------------------------------------------------
                  Total                  1,213        $133,317,102       100.00%









Residential Funding Corporation
RAMP 2000-RS2
Computational Materials: Information Relating to the Collateral  (Page 3 of 17)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

Mortgage Loan Group I

           Current Loan Principal Balances

            Range of Current       Number of      Cut-Off Date    Percentage
                                                                      of
             Loan Amounts ($)        Loans         Principal       Loan Pool
                                                    Balance
           --------------------  ---------------------------------------------
            0.00 to 50,000.00               440      $13,377,851       10.03%
              50,000.01 to                  353       25,277,605       18.96%
               100,000.00
              100,000.01 to                 169       20,509,515       15.38%
               150,000.00
              150,000.01 to                  71       12,374,827        9.28%
               200,000.00
              200,000.01 to                  72       16,314,513       12.24%
               250,000.00
              250,000.01 to                  32        8,795,289        6.60%
               300,000.00
              300,000.01 to                  18        5,830,407        4.37%
               350,000.00
              350,000.01 to                  17        6,443,037        4.83%
               400,000.00
              400,000.01 to                   8        3,440,744        2.58%
               450,000.00
              450,000.01 to                   9        4,317,452        3.24%
               500,000.00
              500,000.01 to                   5        2,606,400        1.96%
               550,000.00
              550,000.01 to                   8        4,580,902        3.44%
               600,000.00
              600,000.01 to                   2        1,293,363        0.97%
               650,000.00
              650,000.01 to                   2        1,348,984        1.01%
               700,000.00
              800,000.01 to                   1          823,664        0.62%
               850,000.00
              850,000.01 to                   2        1,768,234        1.33%
               900,000.00
              950,000.01 to                   2        1,977,804        1.48%
              1,000,000.00
             1,050,000.01 to                  1        1,080,984        0.81%
              1,100,000.00
             1,150,000.01 to                  1        1,155,528        0.87%
              1,200,000.00
                                 ---------------------------------------------
                  Total                   1,213     $133,317,102      100.00%








Residential Funding Corporation
RAMP 2000-RS2
Computational Materials: Information Relating to the Collateral  (Page 4 of 17)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Mortgage Loan Group I

           Loan-to-Value Ratios

                Range of            Number of     Cut-Off Date   Percentage of
              Loan-to-Value          Loans         Principal       Loan Pool
               Ratios (%)                           Balance
           --------------------  ----------------------------------------------
              0.01 to 50.00                 197       $7,163,383         5.37%
             50.01 to 55.00                  17        2,361,659         1.77%
             55.01 to 60.00                  27        1,729,789         1.30%
             60.01 to 65.00                  66        6,258,220         4.69%
             65.01 to 70.00                 100       12,023,801         9.02%
             70.01 to 75.00                 145       20,299,957        15.23%
             75.01 to 80.00                 258       36,820,137        27.62%
             80.01 to 85.00                  87        9,634,716         7.23%
             85.01 to 90.00                 210       24,807,397        18.61%
             90.01 to 95.00                  57        7,233,188         5.43%
             95.01 to 100.00                 36        3,633,325         2.73%
            100.01 to 105.00                  2          124,509         0.09%
            105.01 to 110.00                  6          877,410         0.66%
            110.01 to 115.00                  2          117,336         0.09%
            115.01 to 120.00                  1          123,499         0.09%
           Greater than 120.00                2          108,776         0.08%
                                 ----------------------------------------------
                  Total                   1,213     $133,317,102       100.00%


Residential Funding Corporation
RAMP 2000-RS2
Computational Materials: Information Relating to the Collateral  (Page 5 of 17)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Mortgage Loan Group I


           Geographic Distribution of Mortgaged Properties

                                 Number of      Cut-Off Date    Percentage of
                  State             Loans        Principal        Loan Pool
                                                  Balance
           --------------------------------------------------------------------
           California                     130       $4,660,680          18.50%
           Florida                        104       10,281,431           7.71%
           Illinois                        69        9,488,573           7.12%
           Texas                           75        7,603,922           5.70%
           Michigan                        70        5,839,958           4.38%
           Arizona                         42        5,205,223           3.90%
           Maryland                        34        5,145,343           3.86%
           New York                        34        4,495,385           3.37%
           Colorado                        28        4,456,400           3.34%
           Georgia                         50        4,363,394           3.27%
           North Carolina                  48        4,248,431           3.19%
           Virginia                        28        4,126,116           3.09%
           New Jersey                      39        3,311,959           2.48%
           Tennessee                       41        3,090,667           2.32%
           Oregon                          24        2,885,976           2.16%
           Pennsylvania                    42        2,796,054           2.10%
           Other (<2%)                    355       31,317,589          23.49%
                               ------------------------------------------------
                  Total                 1,213     $133,317,102         100.00%



           Occupancy Status

                                   Number of      Cut-Off Date   Percentage of
                Occupancy             Loans        Principal       Loan Pool
                                                    Balance
           --------------------  ----------------------------------------------
           Owner Occupied                 1,000     $113,810,168        85.37%
           Non-owner Occupied               213       19,506,934        14.63%
                                 ----------------------------------------------
                  Total                   1,213     $133,317,102       100.00%






Residential Funding Corporation
RAMP 2000-RS2
Computational Materials: Information Relating to the Collateral  (Page 6 of 17)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Mortgage Loan Group I


           Mortgaged Property Type

                                   Number of      Cut-Off Date   Percentage of
                Property              Loans        Principal       Loan Pool
                                                    Balance
           --------------------  ----------------------------------------------
           Single Family                    984      $98,904,909        74.19%
           Residence
           PUD                              122       24,357,961        18.27%
           Condo                             59        6,844,507         5.13%
           Manufactured                      32        1,631,332         1.22%
           Housing
           Multifamily (2-4)                  1           39,241         0.03%
           Townhouse                         12        1,027,255         0.77%
           Other                              3          511,897         0.38%
                                 ----------------------------------------------
                  Total                   1,213     $133,317,102       100.00%




           Loan Purpose

                                   Number of      Cut-Off Date   Percentage of
                 Purpose              Loans        Principal       Loan Pool
                                                    Balance
           --------------------  ----------------------------------------------
           Purchase Money                   518      $70,883,897        53.17%
           Equity Refinance                 541       37,780,884        28.34%
           Rate/Term Refinance              143       20,194,875        15.15%
           Other                             11        4,457,446         3.34%
                                 ----------------------------------------------
                  Total                   1,213     $133,317,102       100.00%







Residential Funding Corporation
RAMP 2000-RS2
Computational Materials: Information Relating to the Collateral  (Page 7 of 17)
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Mortgage Loan Group I


           Credit Scores

                Range of           Number of      Cut-Off Date   Percentage of
              Credit Scores           Loans        Principal       Loan Pool
                                                    Balance
           --------------------  ----------------------------------------------
               499 or Less                   42       $2,980,765         2.24%
               500 to 519                    62        3,713,928         2.79%
               520 to 539                    88        6,119,763         4.59%
               540 to 559                    97        6,667,507         5.00%
               560 to 579                    91        7,135,440         5.35%
               580 to 599                    79        6,846,639         5.14%
               600 to 619                    67        7,037,392         5.28%
               620 to 639                    87        9,758,833         7.32%
               640 to 659                   113       15,002,558        11.25%
               660 to 679                   105       14,555,585        10.92%
               680 to 699                   105       14,475,343        10.86%
               700 to 719                    55        7,745,302         5.81%
               720 to 739                    62        9,641,261         7.23%
               740 to 759                    48        8,294,067         6.22%
             760 or Greater                  46        6,895,441         5.17%
              Not Available                  66        6,447,278         4.84%
                                 ----------------------------------------------
                  Total                   1,213     $133,317,102       100.00%





           Amortization Type

                                   Number of      Cut-Off Date   Percentage of
            Amortization Type         Loans        Principal       Loan Pool
                                                    Balance
           --------------------  ----------------------------------------------
           Fully Amortizing               1,065     $120,156,001        90.13%
           Balloon                          148       13,161,102         9.87%
                                 ----------------------------------------------
                  Total                   1,213     $133,317,102       100.00%








Residential Funding Corporation
RAMP 2000-RS2
Computational Materials: Information Relating to the Collateral  (Page 8 of 17)
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Mortgage Loan Group II

             Total Number of Loans:                                               986
             Initial Principal Balance:                               $144,214,203.51
             Average Loan Balance:                                           $146,262

             WA Loan Rate:                                                     9.063%
                Range of  Loan Rates:                              (5.250% - 15.250%)
             WA Margin:                                                        4.658%
             WA Initial Periodic Cap:                                          3.157%
             WA Periodic Cap:                                                  1.619%
             WA Lifetime Cap:                                                 14.648%
             WA Months to Next Rate Reset:                                  13 months
             WA Rate Adjustment Frequency:                                   9 months

             WA Remaining Term (months):                                          327
             WA Original Term (months):                                           349
             WA Seasoning (months):                                                22

             Credit Score:
                   WA                                                             639
                   < 640                                                       46.45%
                   640 - 679                                                   14.23%
                   680 - 719                                                   14.95%
                   >= 720                                                      21.92%
                   Not available                                                2.46%

             LTV:
                   WA                                                          76.30%
                   > 100%                                                       0.35%

             Geographic Concentration:                                    California:
                                                                               16.77%
             (Based on states representing at least                  Michigan: 12.56%
              5% of the aggregate principal balance of               Illinois: 10.92%
             the
              Group II Mortgage Loans)                                  Hawaii: 5.59%

             First Liens:                                                     100.00%

             Percent with Prepayment Penalties:                                36.29%





Residential Funding Corporation
RAMP 2000-RS2
Computational Materials: Information Relating to the Collateral  (Page 9 of 17)
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Mortgage Loan Group II

               Loan Rates

                Range of          Number of       Cut-Off Date     Percentage of
             Loan Rates (%)         Loans       Principal Balance    Loan Pool
           ----------------------------------------------------------------------
             5.000 to 5.499                  1            $267,531         0.19%
             5.500 to 5.999                  1              59,758         0.04%
             6.500 to 6.999                 23           6,494,277         4.50%
             7.000 to 7.499                 63          21,722,518        15.06%
             7.500 to 7.999                 69          12,847,778         8.91%
             8.000 to 8.499                116          21,408,716        14.85%
             8.500 to 8.999                 74          12,194,288         8.46%
             9.000 to 9.499                 87          12,383,662         8.59%
             9.500 to 9.999                126          16,000,005        11.09%
            10.000 to 10.499                92          11,114,722         7.71%
            10.500 to 10.999               125          12,391,493         8.59%
            11.000 to 11.499                58           4,910,839         3.41%
            11.500 to 11.999                65           5,582,705         3.87%
            12.000 to 12.499                30           2,327,629         1.61%
            12.500 to 12.999                34           2,790,180         1.93%
            13.000 to 13.499                 9             797,148         0.55%
            13.500 to 13.999                 9             374,238         0.26%
            14.000 to 14.499                 3             445,437         0.31%
            15.000 to 15.499                 1             101,280         0.07%
                                -------------------------------------------------
                  Total                    986        $144,214,204       100.00%










Residential Funding Corporation
RAMP 2000-RS2
Computational Materials: Information Relating to the Collateral  (Page 10 of 17)
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Mortgage Loan Group II


           Current Loan Principal Balances

            Range of Current       Number of       Cut-Off Date    Percentage of
             Loan Amounts ($)        Loans      Principal Balance    Loan Pool
           --------------------  ------------------------------------------------
            0.00 to 50,000.00               162         $5,966,207         4.14%
              50,000.01 to                  299         21,958,875        15.23%
               100,000.00
              100,000.01 to                 195         23,870,401        16.55%
               150,000.00
              150,000.01 to                  95         16,490,364        11.43%
               200,000.00
              200,000.01 to                  66         14,741,399        10.22%
               250,000.00
              250,000.01 to                  57         15,612,514        10.83%
               300,000.00
              300,000.01 to                  32         10,407,337         7.22%
               350,000.00
              350,000.01 to                  25          9,346,940         6.48%
               400,000.00
              400,000.01 to                  29         12,305,657         8.53%
               450,000.00
              450,000.01 to                  14          6,688,953         4.64%
               500,000.00
              500,000.01 to                   6          3,112,958         2.16%
               550,000.00
              550,000.01 to                   2          1,176,634         0.82%
               600,000.00
              600,000.01 to                   4          2,535,965         1.76%
               650,000.00
                                 ------------------------------------------------
                  Total                     986       $144,214,204       100.00%


           Loan-to-Value Ratios

                Range of            Number of     Cut-Off Date   Percentage of
              Loan-to-Value          Loans         Principal       Loan Pool
               Ratios (%)                           Balance
           --------------------  ----------------------------------------------
              0.01 to 50.00                  43       $7,084,961         4.91%
             50.01 to 55.00                  10        1,702,612         1.18%
             55.01 to 60.00                  39        5,951,631         4.13%
             60.01 to 65.00                  57        8,461,454         5.87%
             65.01 to 70.00                  93       13,952,748         9.68%
             70.01 to 75.00                 154       24,129,484        16.73%
             75.01 to 80.00                 289       43,458,538        30.13%
             80.01 to 85.00                  94       11,697,670         8.11%
             85.01 to 90.00                 150       20,374,768        14.13%
             90.01 to 95.00                  39        5,482,971         3.80%
             95.01 to 100.00                 14        1,412,371         0.98%
            100.01 to 105.00                  2          291,390         0.20%
            105.01 to 110.00                  1          180,828         0.13%
            110.01 to 115.00                  1           32,777         0.02%
                                 ----------------------------------------------
                  Total                     986     $144,214,204       100.00%




Residential Funding Corporation
RAMP 2000-RS2
Computational Materials: Information Relating to the Collateral  (Page 11 of 17)
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Mortgage Loan Group II

           Geographic Distribution of Mortgaged Properties

                                 Number of      Cut-Off Date    Percentage
                                                                    of
                  State             Loans        Principal       Loan Pool
                                                  Balance
           -----------------------------------------------------------------
           California                     130      $24,179,013       16.77%
           Michigan                       137       18,113,063       12.56%
           Illinois                        69       15,747,084       10.92%
           Hawaii                          43        8,058,346        5.59%
           Florida                         48        6,028,718        4.18%
           Texas                           43        5,100,812        3.54%
           Minnesota                       22        4,595,647        3.19%
           Missouri                        31        4,348,226        3.02%
           New York                        34        4,281,787        2.97%
           Utah                            25        4,122,940        2.86%
           Colorado                        21        4,079,712        2.83%
           Washington                      28        4,057,386        2.81%
           Massachusetts                   15        3,640,989        2.52%
           Arizona                         24        3,449,857        2.39%
           Georgia                         19        3,051,419        2.12%
           New Jersey                      21        2,971,958        2.06%
           Other (<2%)                    276       28,387,247       19.68%
                               ---------------------------------------------
                  Total                   986     $144,214,204      100.00%





Residential Funding Corporation
RAMP 2000-RS2
Computational Materials: Information Relating to the Collateral  (Page 12 of 17)
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Mortgage Loan Group II

           Occupancy Status

                                   Number of      Cut-Off Date   Percentage of
                Occupancy             Loans        Principal       Loan Pool
                                                    Balance
           --------------------  ----------------------------------------------
           Owner Occupied                   892     $136,936,796        94.95%
           Non-owner Occupied                94        7,277,407         5.05%
                                 ----------------------------------------------
                  Total                     986     $144,214,204       100.00%

           Mortgaged Property Type

                                   Number of      Cut-Off Date   Percentage of
                Property              Loans        Principal       Loan Pool
                                                    Balance
           --------------------  ----------------------------------------------
           Single Family                    791     $110,946,420        76.93%
           Residence
           Condo                             55        6,707,528         4.65%
           PUD                               97       21,652,379        15.01%
           Manufactured                      27        2,067,203         1.43%
           Housing
           Townhouse                         10          904,044         0.63%
           Unknown                            6        1,936,630         1.34%
                                 ----------------------------------------------
                                 ----------------------------------------------
                  Total                     986     $144,214,204       100.00%

           Loan Purpose

                                   Number of      Cut-Off Date   Percentage of
                 Purpose              Loans        Principal       Loan Pool
                                                    Balance
           --------------------  ----------------------------------------------
           Purchase                         423      $58,279,876        40.41%
           Equity Refinance                 375       44,636,429        30.95%
           Rate/Term Refinance              168       36,865,424        25.56%
           Other                             20        4,432,475         3.07%
                                 ----------------------------------------------
                  Total                     986     $144,214,204       100.00%







Residential Funding Corporation
RAMP 2000-RS2
Computational Materials: Information Relating to the Collateral  (Page 13 of 17)
----------------------------------------------------------------------------------------------

   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Mortgage Loan Group II

           Credit Scores

                Range of           Number of      Cut-Off Date   Percentage of
              Credit Scores           Loans        Principal       Loan Pool
                                                    Balance
           --------------------  ----------------------------------------------
               499 or Less                   51       $5,083,510         3.52%
               500 to 519                    68        6,385,144         4.43%
               520 to 539                    91        9,897,784         6.86%
               540 to 559                   112       13,115,933         9.09%
               560 to 579                    81        9,302,665         6.45%
               580 to 599                    75        8,366,173         5.80%
               600 to 619                    61        7,816,439         5.42%
               620 to 639                    55        7,019,050         4.87%
               640 to 659                    59       10,308,881         7.15%
               660 to 679                    54       10,206,229         7.08%
               680 to 699                    68       12,671,073         8.79%
               700 to 719                    38        8,884,568         6.16%
               720 to 739                    43        8,504,828         5.90%
               740 to 759                    36        9,744,420         6.76%
             760 or Greater                  57       13,364,944         9.27%
              Not Available                  37        3,542,561         2.46%
                                 ----------------------------------------------
                  Total                     986     $144,214,204       100.00%


















Residential Funding Corporation
RAMP 2000-RS2
Computational Materials: Information Relating to the Collateral  (Page 14 of 17)
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Mortgage Loan Group II

           Margins
                Range of           Number of      Cut-Off Date   Percentage of
               Margins (%)            Loans        Principal       Loan Pool
                                                    Balance
           --------------------  ----------------------------------------------
             0.500 to 0.999                   1         $220,520         0.15%
             1.000 to 1.499                   1           42,355         0.03%
             2.000 to 2.499                   4          427,765         0.30%
             2.500 to 2.999                 202       51,521,121        35.73%
             3.000 to 3.499                 148       22,018,448        15.27%
             3.500 to 3.999                  12        1,767,175         1.23%
             4.000 to 4.499                   6        1,183,579         0.82%
             4.500 to 4.999                  19        2,800,754         1.94%
             5.000 to 5.499                  21        2,521,338         1.75%
             5.500 to 5.999                  72        7,636,476         5.30%
             6.000 to 6.499                 117       13,406,792         9.30%
             6.500 to 6.999                 115       12,779,336         8.86%
             7.000 to 7.499                 163       16,871,206        11.70%
             7.500 to 7.999                  67        7,431,968         5.15%
             8.000 to 8.499                  24        2,117,442         1.47%
             8.500 to 8.999                   7          504,004         0.35%
             9.000 to 9.499                   5          498,441         0.35%
             9.500 to 9.999                   2          465,481         0.32%
                                 ----------------------------------------------
                  Total                     986     $144,214,204       100.00%



           Lifetime Cap
                Range of           Number of      Cut-Off Date   Percentage of
            Lifetime Caps (%)         Loans        Principal       Loan Pool
                                                    Balance
           --------------------  ----------------------------------------------
            10.000 to 10.999                 24       $4,980,803         3.45%
            11.000 to 11.999                 49       11,186,508         7.76%
            12.000 to 12.999                 81       17,924,034        12.43%
            13.000 to 13.999                149       35,478,467        24.60%
            14.000 to 14.999                 91       11,181,507         7.75%
            15.000 to 15.999                144       18,881,424        13.09%
            16.000 to 16.999                179       20,834,735        14.45%
            17.000 to 17.999                152       13,758,839         9.54%
            18.000 to 18.999                 71        6,312,009         4.38%
            19.000 or Greater                46        3,675,879         2.55%
                                 ----------------------------------------------
                  Total                     986     $144,214,204       100.00%





Residential Funding Corporation
RAMP 2000-RS2
Computational Materials: Information Relating to the Collateral  (Page 15 of 17)
----------------------------------------------------------------------------------------------

   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Mortgage Loan Group II

            Periodic Rate Caps

                                   Number of      Cut-Off Date   Percentage of
            Periodic Rate Cap         Loans        Principal       Loan Pool
                   (%)                              Balance
           --------------------  ----------------------------------------------
           0.500                              1         $129,824         0.09%
           1.000                            482       53,358,829        37.00%
           1.500                            110       10,354,202         7.18%
           2.000                            380       78,414,737        54.37%
           3.000                              7        1,341,226         0.93%
           3.500                              1          125,928         0.09%
           4.500                              1           14,345         0.01%
           4.910                              1           81,667         0.06%
           6.625                              1          142,830         0.10%
           7.150                              1          208,261         0.14%
           8.250                              1           42,355         0.03%
                                 ----------------------------------------------
                  Total                     986     $144,214,204       100.00%




           Index Type

                                   Number of      Cut-Off Date   Percentage of
               Index Type             Loans        Principal       Loan Pool
                                                    Balance
           --------------------  ----------------------------------------------
           6 Mo. LIBOR                      596      $64,015,904        44.39%
           COFI                               1          125,928         0.09%
           1 Yr. Treasury                   385       79,577,861        55.18%
           3 Yr. Treasury                     1          152,416         0.11%
           Prime                              3          342,094         0.24%
                                 ----------------------------------------------
                                 ----------------------------------------------
                  Total                     986     $144,214,204       100.00%











Residential Funding Corporation
RAMP 2000-RS2
Computational Materials: Information Relating to the Collateral  (Page 16 of 17)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------
Mortgage Loan Group II

           Next Rate Change Date

                                   Number of      Cut-Off Date   Percentage of
                  Date                Loans        Principal       Loan Pool
                                                    Balance
           --------------------  ----------------------------------------------
           July 2000                         63       $8,559,827         5.94%
           August 2000                       56        9,138,231         6.34%
           September 2000                    31        3,735,694         2.59%
           October 2000                      43        6,299,306         4.37%
           November 2000                     29        4,143,875         2.87%
           December 2000                     55        8,353,394         5.79%
           January 2001                      46        8,182,740         5.67%
           February 2001                     23        3,744,653         2.60%
           March 2001                        34        6,963,531         4.83%
           April 2001                        77       19,492,177        13.52%
           May 2001                          40       11,455,711         7.94%
           June 2001                         27        4,669,156         3.24%
           July 2001                          3          407,464         0.28%
           August 2001                       13        1,299,229         0.90%
           September 2001                    21        2,387,634         1.66%
           October 2001                      30        3,174,751         2.20%
           November 2001                     45        4,856,528         3.37%
           December 2001                     37        3,063,007         2.12%
           January 2002                      58        5,927,240         4.11%
           February 2002                     25        2,165,269         1.50%
           March 2002                        20        2,295,908         1.59%
           April 2002                        12          846,308         0.59%
           May 2002                           2          211,480         0.15%
           July 2002                          1           73,723         0.05%
           August 2002                        5          619,269         0.43%
           September 2002                     4          753,041         0.52%
           October 2002                      24        2,679,945         1.86%
           November 2002                     29        3,658,289         2.54%
           December 2002                     61        7,192,337         4.99%
           January 2003                      36        3,389,814         2.35%
           February 2003                     21        2,715,829         1.88%
           March 2003                         6          726,781         0.50%
           April 2003                         5          531,542         0.37%
           May 2003                           3          348,105         0.24%
           June 2003                          1          152,416         0.11%
                                 ----------------------------------------------
                  Total                     986     $144,214,204       100.00%





Residential Funding Corporation
RAMP 2000-RS2
Computational Materials: Information Relating to the Collateral  (Page 17 of 17)
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Mortgage Loan Group II

           Rate Adjustment Frequency

                                   Number of      Cut-Off Date   Percentage of
                Frequency             Loans        Principal       Loan Pool
                                                    Balance
           --------------------  ----------------------------------------------
           1                                  7         $543,397         0.38%
           6                                590       63,477,354        44.02%
           12                               389       80,193,452        55.61%
                                 ----------------------------------------------
                  Total                     986     $144,214,204       100.00%




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offer or agreement or any information about any transaction, customer account or account activity contained in this communication.
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